EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Quarterly Report on Form 10-QSB/A for the Quarter Ended September 30, 2004 (the "Report") by National Coal Corp. ("Registrant"), each of the undersigned hereby certifies that:

1. to the best of our knowledge, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. to the best of our knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.





                                             /s/ Jon Nix
Date:  December 9, 2004                    -------------------------
                                             Jon Nix
                                             President and
                                             Chief Executive Officer





                                             /s/ Robert Chmiel
Date:  December 9, 2004                    -------------------------
                                             Robert Chmiel
                                             Chief Financial Officer